UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported)
April 7, 2021 (April 1, 2021)

MICROCHIP TECHNOLOGY INCORPORATED
(Exact Name Of Registrant As Specified In Its Charter)

Delaware	0-21184	86-0629024
(State Or Other Jurisdiction Of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2355 West Chandler Boulevard, Chandler, Arizona 85224-6199
(Address Of Principal Executive Offices)

(480) 792-7200
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value	MCHP	NASDAQ Stock Market LLC
(Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 1, 2021, upon the recommendation of the Compensation Committee of the Board of Directors (the “Board”) of Microchip Technology Incorporated (the “Company”), the Board approved an amendment and restatement of the Company’s 2004 Equity Incentive Plan (the “Amended Plan”) to increase the value of the annual grant of restricted stock units to non-employee directors from $123,000 to $170,000.

The foregoing description is qualified in its entirety by reference to the Amended Plan, filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits
Incorporated by Reference
Exhibit Number	Exhibit Description	Form	File Number	Exhibit	Filing Date	Included Herewith
10.1	2004 Equity Incentive Plan, as amended and restated on April 1, 2021					X
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Microchip Technology Incorporated
a Delaware corporation

Date: April 7, 2021

By:	/s/ J. Eric Bjornholt
J. Eric Bjornholt
Sr. Vice President, Chief Financial Officer